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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 25, 2002
                                                          --------------



                            DEXTERITY SURGICAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                  Delaware                                0-20532                        74-2559866
 ----------------------------------------------   ------------------------  ---------------------------------
 (State or other jurisdiction of incorporation)   (Commission File Number)  (IRS Employer Identification No.)


           12961 Park Central, Suite 1300, San Antonio, Texas                           78216
--------------------------------------------------------------------  -----------------------------------------
                 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (210) 495-8787



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 25, 2002 the Board of Directors of Dexterity Surgical, Inc.
(the "Company"), upon recommendation of its Audit Committee, dismissed Ernst &
Young LLP ("E&Y") as the Company's independent accountants and appointed the firm of Akin, Doherty, Klein & Feuge, a professional corporation ("Akin
Doherty"), to serve as independent public accountants of the Company for the fiscal year ending December 31, 2002. The appointment of Akin Doherty is subject to stockholder ratification at the Company's 2002 Annual Meeting of Stockholders to be held on June 4, 2002.

         E&Y's reports on the Company's consolidated financial statements for the fiscal years 2001 and 2000 contained a qualified opinion as to the uncertainty of the Company to continue as a going concern.

         During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company's consolidated financial statements for such years;
and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B.

         The Company provided E&Y with a copy of the foregoing disclosures.
Attached as Exhibit 16 is a copy of E&Y's letter, dated April 29, 2002, stating its agreement with such statements.

         During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Akin Doherty with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         Exhibit 16      Letter From Ernst & Young LLP to the     Filed with
                         Securities and Exchange Commission       this document.
                         dated April 29, 2002.



                                       2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DEXTERITY SURGICAL, INC.



                                By  /s/ Randall K. Boatright
                                   ---------------------------------------------
                                    Randall K. Boatright
                                    Executive Vice President and Chief Financial
                                    Officer


Dated April 29, 2002

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                               INDEX TO EXHIBITS


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
EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
  16     Letter From Ernst & Young LLP to the     Filed with
         Securities and Exchange Commission       this document.
         dated April 29, 2002.